                                                                    EXHIBIT 1.1



                       MICHIGAN CONSOLIDATED GAS COMPANY

                              FIRST MORTGAGE BONDS


                             UNDERWRITING AGREEMENT


                                                       May 18, 1995



Edward D. Jones & Co.
201 Progress Parkway
Maryland Heights, Missouri  63043

First of Michigan Corporation
100 Renaissance Center, 26th Floor
Detroit, Michigan  48243

Roney & Co.
One Griswold Street
Detroit, Michigan  48226

Ladies and Gentlemen:

                 1. Introductory. Michigan Consolidated Gas Company, a Michigan corporation (the "Company"), proposes to issue and sell $30,000,000 aggregate principle amount of its First Mortgage Bonds consisting of $10,000,000 principal amount of First Mortgage Bonds designated Secured Term Notes, Series A (the "Series A Bonds") and $20,000,000 principal amount of First Mortgage Bonds designated Secured Term Notes, Series B (the "Series B Bonds") (the Series A Bonds together with the Series B Bonds are hereinafter referred to collectively as the "Bonds"). The Bonds will be issued by the Company under its Indenture of Mortgage and Deed of Trust (the "Original Indenture") dated as of March 1, 1944 (under which Citibank, N.A. and Robert T. Kirchner are now the Trustees), as heretofore amended and supplemented by thirty-three supplemental indentures, including the Twenty-ninth Supplemental Indenture dated as of July 15, 1989 providing for the modification and restatement of the Original Indenture which became effective on April 1, 1994, the Thirty-first Supplemental Indenture creating the series in which the Series A Bonds are to be issued and the Thirty-second Supplemental Indenture creating the series in which the Series B Bonds are to be issued. The term "Indenture", as hereinafter used, means such Original Indenture, as so amended and supplemented. The Company proposes to sell to the underwriters named in
Schedule II hereto (the

"Underwriters"), acting severally and not jointly, Bonds in the aggregate principal amount and with the terms specified in Schedule I hereto (the "Purchased Bonds").

                 2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Underwriters that:

                 (a) A registration statement on Form S-3 (Registration No. 33-44592) in respect of the Series A Bonds and a registration statement on Form S-3 (Registration No. 33-49281) in respect of the Series B Bonds, including a prospectus which is a combined prospectus relating to both the Series A Bonds and the Series B Bonds pursuant to Rule 429 under the Act, have been filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act") and such registration statements have been declared effective by the Commission; such registration statements, including all exhibits thereto, the documents incorporated by reference at the time each such registration statement became effective and, if applicable, including the information omitted therefrom in reliance upon Rule 430A of the rules and regulations of the Commission under the Act and contained in a final prospectus filed with the Commission pursuant to Rule 424(b) under the Act, as amended and supplemented to the date of this Agreement is referred to herein as the "Registration Statement"; the prospectus, as amended and supplemented in the form in which it has been most recently filed with the Commission on or after the date of this Agreement is referred to herein as the "Prospectus"; any preliminary form of Prospectus which may be filed pursuant to Rule 424(b) under the Act is hereinafter referred to as a "Preliminary Prospectus"; any reference herein to the Registration Statement and the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein as of the date of such Registration Statement or Prospectus, as the case may be; all references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; all references in this Agreement to any amendment or supplement to the Registration Statement or the Prospectus shall be deemed to mean and include without limitation the filing of any document under the Securities Exchange Act of 1934, as amended (the "Exchange Act") which is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references to the Prospectus as amended or supplemented in relation to Bonds sold pursuant to this Agreement, in the form filed with the Commission pursuant to Rule 424 under the Act, shall mean and include any documents incorporated by reference therein as of the date of such filing;

                 (b) The documents incorporated or deemed to be incorporated by reference in the Registration Statement or the Prospectus, or any amendment or supplement thereto, at the time they were or hereafter are filed with the Commission or amended, as the case may be, complied and will comply in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed or incorporated by reference in the Registration Statement or the Prospectus will, if and when such documents are filed with the Commission, or when amended, as the case may be, comply in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter expressly for use in the Registration Statement or the Prospectus as amended or supplemented to relate to a particular issuance of the Bonds;

                 (c) The Registration Statement and the Prospectus comply, and any amendments or supplements thereto will comply, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date in the case of the Registration Statement and any amendment thereto and as of the applicable filing date in the case of the Prospectus and any supplement thereto, include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter expressly for use in the Registration Statement or the Prospectus as amended or supplemented to relate to a particular issuance of the Bonds;

                 (d) The financial statements and any supporting schedules of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations for the periods specified; and, except as otherwise stated therein, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein;

                 (e) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, otherwise than as set forth in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein,
(i) there has not been any change in the capital stock or long-term debt including capital lease obligations (other than changes resulting from sinking fund and installment provisions under any long-term debt agreement (scheduled payments on lease obligations) to which the Company or any of its subsidiaries is a party, terms of the preferred stock of the Company and purchases in the open market in anticipation thereof or any other changes which changes are not, in the aggregate, material) of the Company or any of its subsidiaries, (ii) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise and (iii) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise;

                 (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement and the Prospectus and to execute and deliver this Agreement and to perform its obligations hereunder; and the Company does not own or lease property or conduct any business so as to require qualification as a foreign corporation for the transaction of business in any jurisdiction where it is not qualified to transact business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise;

                 (g) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through its subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

                 (h) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

                 (i) The Company has good and marketable title to the real properties specifically described in and conveyed by the Indenture (except such property as may have been disposed of or released from the lien thereof in accordance with the terms thereof) subject only to the lien of the Indenture, to permitted liens, as defined in the Indenture, as to property acquired by the Company subsequent to the execution of the original Indenture, to any liens existing thereon or purchase money liens placed thereon at the time of such acquisition as permitted by the Indenture, and to certain other reservations, rights of grantors under revocable permits, easements, licenses, zoning laws and ordinances and restrictions and minor defects or irregularities of title which do not materially impair the use of the property affected thereby in the operation of the business of the Company; the Company has good title to all personal property owned by it, free and clear of all liens, encumbrances and defects except the liens of the Indenture and such liens, encumbrances and defects as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries; the pipeline, distribution main and underground gas storage easements enjoyed by the Company are valid, subsisting and enforceable easements with such exceptions as are not material and do not interfere with the conduct of the business of the Company; the Company and its subsidiaries possess all licenses, franchises, indeterminate permits, certificates, other permits, authorizations, approvals, consents and orders of all governmental authorities or agencies necessary for the ownership or lease of the properties owned or leased by them and for the operation of the business carried on by them as described in the Registration Statement and the Prospectus, with such exceptions and any burdensome provisions as are not material and do not materially adversely affect the condition, financial or otherwise, of the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; all such licenses, franchises, indeterminate permits, certificates, other permits, orders, authorizations, approvals and consents are in full force and effect and except as otherwise set forth in the Registration Statement and the Prospectus, there are no legal or governmental proceedings pending or threatened that would result in a material modification, suspension or revocation thereof;

                 (j) The Bonds have been duly and validly authorized for issuance, offer and sale pursuant to this Agreement, and when issued, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture against payment of the consideration therefor, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits provided by the Indenture; the Indenture has been duly authorized, executed and delivered by the Company and qualified under the Trust Indenture Act and constitutes a valid and legally binding instrument, enforceable in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Bonds and Indenture will be substantially in the form heretofore delivered to the Underwriters and conform to the descriptions thereof in the Prospectus as originally filed with the Commission and will conform with the descriptions thereof in the Prospectus as amended or supplemented;

                 (k) The Indenture constitutes a legally valid and direct enforceable first mortgage lien, except as the same may be limited by the laws of the State of Michigan (where all of the property covered thereby is located) affecting the remedies for the enforcement of the security provided for therein, which laws do not make inadequate the remedies necessary for the realization of the benefits of such security, or as the same may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights, upon substantially all of the Company's properties and franchises, now owned or hereafter acquired, free from all prior liens, charges or encumbrances, except as hereinbefore set forth in paragraph
(i) above, and, in the case of property hereafter acquired, any thereof existing at the time of acquisition;

                 (l) Neither the Company nor any of its subsidiaries is in violation of its charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or any of them or their properties may be bound; the issue and sale of the Bonds, the compliance by the Company with all of the provisions of the Bonds, the execution, delivery and performance by the Company of this Agreement, the execution, delivery and performance by the Company of the Indenture, and the consummation of the transactions herein contemplated have been duly authorized by all necessary corporate action of the Company and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of, any statute, indenture, mortgage, deed of trust, loan agreement, note, lease, or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in a violation of the provisions of the charter or by-laws of the Company, the charter or by-laws of any of its subsidiaries, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of its or their properties; and all consents, approvals, authorizations, orders, registrations or qualifications of or with any court or any such regulatory authority or other governmental body required for the solicitation of offers to purchase the Bonds, the issue and sale of the Bonds or the consummation of the other transactions contemplated by this Agreement or the Indenture including the registration under the Act of the Bonds, the qualification of the Indenture under the Trust Indenture Act and the authorizing order or orders of the Michigan Public Service Commission, have been, or will have been prior to the Closing Date, obtained and are, or will be at the Closing Date, in full force and effect, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws of any jurisdiction in connection with the solicitation by the Underwriters of offers to purchase the Bonds from the Company and with purchases of the Bonds by the Underwriters, as principal, as the case may be, in each case in the manner contemplated hereby;

                 (m) This Agreement has been duly and validly authorized, executed and delivered by the Company and, upon execution and delivery by the Underwriters, will be a valid and legally binding agreement of the Company;

                 (n) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which is required to be disclosed in the Registration Statement or the Prospectus (other than as disclosed therein), or which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or which might materially and adversely affect the properties or assets thereof or which might materially and adversely affect the consummation of any transaction contemplated by this Agreement; all pending legal or governmental proceedings to which the Company or any subsidiary of the Company is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement or the Prospectus, including ordinary routine litigation incidental to the business of the Company or any of its subsidiaries, are, considered in the aggregate, not material; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement, or to any documents incorporated by reference therein, by the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, which have not been so filed;

                 (o) Deloitte & Touche are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

                 (p) The Company is a "subsidiary company" of a "holding company" as such terms are defined in the Public Utility Holding Company Act of 1935 (the "1935 Act"), and such "holding company" and the Company are presently exempt from the provisions of the 1935 Act (except Section 9(a)(2) thereof);

                 (q) Immediately after the sale of the Bonds by the Company hereunder, the aggregate amount of the Bonds which shall have been issued and sold by the Company hereunder and of any debt securities of the Company (other than the Bonds) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of debt securities registered under the Registration Statement;

                 (r) None of the Company or any of its subsidiaries is an "investment company" or under the "control" of an "investment company" as such terms are defined under the Investment Company Act of 1940, as amended (the "1940 Act"); and

                 (s)      The Company is in compliance with all provisions of
Section 1 of the Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba.

                 Any certificate signed by any director or officer of the Company and delivered to the Underwriters or counsel for the Underwriters in connection with the issuance and sale of the Bonds pursuant to this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

                 3. Purchase, Offering and Delivery -- Closing Date. On the basis of the representations, warranties, covenants and agreements herein contained, and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees to purchase from the Company, severally and not jointly, at the purchase price set forth in Schedule I hereto, the respective principal amounts of the Purchased Bonds set forth opposite each Underwriter's name in Schedule II hereto. It is understood that the Underwriters propose to offer the Purchased Bonds for sale to the public as set forth in the Prospectus Supplement (as hereinafter defined) relating to the Purchased Bonds. The Company will deliver the Purchased Bonds to Edward D. Jones & Co. for the respective accounts of the several Underwriters through the facilities of The Depository Trust Company in such names and in such denominations as they may direct by notice in writing to the Company given at or prior to 12:00 Noon, New York Time, on the second full business day preceding the Closing Date (as hereinafter defined) or, if no such direction is received, in the names of the respective Underwriters, against payment of the purchase price therefor by certified or official bank check or checks, or by wire transfer in the type of funds specified in Schedule I, payable to the order of the Company, at the location specified in said Schedule. The time and date of delivery and closing shall be the time and date specified in Schedule I hereto; provided, however, that such time or date may be accelerated or extended by agreement between the Company and the Underwriters. The time and date of such payment and delivery are herein sometimes referred to as the "Closing Date".

                 The Company agrees to make the Purchased Bonds available to Edward D. Jones & Co. for examination on behalf of the Underwriters at the office specified in Schedule I hereto not later than 10:00 A.M., New York Time, on the business day preceding the Closing Date.

4.  Agreements.  The Company agrees with the Underwriters that:

                 (a) Promptly following the execution of this Agreement, the Company will cause the Prospectus, including as part thereof a prospectus supplement relating to the Purchased Bonds (the "Prospectus Supplement"), to be filed with, or mailed for filing to, the Commission pursuant to Rule 424 under the Act and the Company will promptly advise the Underwriters when such filing or mailing has been made. Prior to such filing or mailing, the Company will cooperate with the Underwriters in the preparation of the Prospectus Supplement in a form reasonably acceptable to the Underwriters.

                 (b) The Company will notify the Underwriters immediately, and confirm the notice in writing, of (i) the effectiveness of any amendment to the Registration Statement,

(ii) any request by the Commission for any amendment to the Registration Statement or any supplement to the Prospectus or for any additional information, (iii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose and (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of the Purchased Bonds for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will not file any amendment to the Registration Statement or supplement to the Prospectus unless the Company has furnished the Underwriters a copy for their review a reasonable time prior to the filing thereof and will not file any such proposed amendment or supplement to which the Underwriters or counsel for the Underwriters reasonably object or which is not in compliance with the Act and the rules and regulations of the Commission thereunder. The Company will use its best efforts to prevent the issuance of any such stop order and, if any stop order is issued, to obtain as soon as possible the withdrawal thereof.

                 (c) The Company will prepare and file with the Commission, promptly upon the reasonable request of the Underwriters, any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Underwriters may be necessary to enable the Underwriters to continue the distribution of the Bonds and will use its best efforts to cause the same to become effective as promptly as possible.

                 (d) If, at any time when a prospectus relating to the Purchased Bonds is required to be delivered under the Act, any event occurs as a result of which the Registration Statement or the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Registration Statement or the Prospectus to comply with the Act or the Exchange Act or the rules and regulations of the Commission thereunder, the Company will promptly prepare and file with the Commission, subject to paragraph (b) of this Section 4, an amendment or supplement to the Registration Statement or the Prospectus which will correct such statement or omission or an amendment which will effect such compliance, and the Company will furnish to the Underwriters a reasonable number of copies of such amendment or supplement.

                 (e) The Company will make generally available to its security holders and deliver to each of the Underwriters as soon as practicable, but not later than 45 days (or 90 days, in the case of a period that is also the Company's fiscal year) after the close of the period covered thereby, an earnings statement of the Company and its subsidiaries (in form complying with the provisions of Rule 158 under the Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

                 (f) The Company will deliver to (i) each Underwriter and counsel for the Underwriters as many signed and conformed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) as the Underwriters may reasonably request and (ii) as many copies of the Prospectus (as amended or supplemented) as the Underwriters may reasonably request so long as the Underwriters are required to deliver a Prospectus under the Act or the Exchange Act or the respective applicable rules and regulations of the Commission thereunder.

                 (g) The Company will use its best efforts to arrange for the qualification of the Purchased Bonds for sale under the laws of such jurisdictions as the Underwriters may designate (provided, however, that the Company shall not be obligated to qualify as a foreign corporation in, or to execute or file any general consent to service of process under the laws of, any jurisdiction), and will maintain such qualifications in effect so long as required for the distribution of the Purchased Bonds.

                 (h) Whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, the Company will pay all costs and expenses incident to the performance of the obligations of the Company hereunder, including, without limiting the generality of the foregoing,
(i) all costs, taxes and expenses incident to the issue and delivery of the Purchased Bonds to the Underwriters, (ii) all fees and expenses of the Company's counsel and accountants, (iii) all costs and expenses incident to the preparing, printing and filing of the Registration Statement (including all exhibits thereto), any Preliminary Prospectus, the Prospectus, the Prospectus Supplement and any amendments thereof or supplements thereto, (iv) all costs and expenses incurred in connection with "Blue Sky" qualifications, including filing fees and fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Memorandum and any Legal Investment Survey, (v) all fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Bonds, (vi) all costs and expenses incident to the examination of the legality of the Purchased Bonds for investment and the rating of the Purchased Bonds, and (vii) all costs and expenses of the printing and distribution of all documents in connection with the Purchased Bonds. Except as provided in this Section 4(h), Section 7 and
Section 8 hereof, the Underwriters will pay all their own costs and expenses, including the fees of their counsel and any advertising expenses in connection with any offer they may make.

                 (i) During the period beginning from the date of this Agreement and continuing to and including the later of (i) the termination of trading restrictions on the Purchased Bonds, as notified to the Company by the Underwriters, and (ii) the Closing Date, the Company will not offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after the Closing Date and which are substantially similar to the Purchased Bonds, without the prior written consent of the Underwriters; provided, however, that in no event shall the foregoing period extend more than thirty calendar days from the date of this Agreement.

                 (j) The Company will use the net proceeds received by it from the sale of the Bonds in the manner specified in the Prospectus under "Use of Proceeds."

                 (k) The Company, during the period when the Prospectus is required to be delivered under the Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations of the Commission thereunder.

                 5. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase and pay for the Purchased Bonds shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof and the Closing
Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                 (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for that purpose shall then be pending before or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Underwriters or withdrawn.

                 (b) The Company shall have furnished to the Underwriters the opinion of Susan K. McNish, General Counsel and Secretary for the Company, dated the Closing Date, in form and substance satisfactory to the Underwriters, to the effect that:

                 (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Michigan, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus and to execute and deliver this Agreement and to perform its obligations hereunder; and the Company does not own or lease property or conduct any business so as to require qualification as a foreign corporation for the transaction of business in any jurisdiction where it is not qualified to transact business, except where the failure to so qualify would not have a material adverse on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise;

                    (ii) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of such counsel's knowledge and information, is owned by the Company, directly or through its subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

                   (iii) to the best of such counsel's knowledge, neither the Company nor any of its subsidiaries is in violation of its charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan, agreement, note or lease to which it is a party or by which it or any of them or their properties may be bound; the issue and sale of the Bonds, the compliance by the Company with all of the provisions of the Bonds, the execution, delivery and performance by the Company of this Agreement, the execution, delivery and performance by the Company of the Indenture and the consummation of the transactions herein contemplated have been duly authorized by all necessary corporate actions of the Company and do not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of, any statute of the State of Michigan or any jurisdictional subdivision thereof, any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-law of the Company, the charter or by-laws of any of its subsidiaries, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company, any of its subsidiaries or any of its or their properties; and all consents, approvals, authorizations, orders, registrations or qualifications of or with any court or any such regulatory authority or other governmental body required by the laws of the State of Michigan or any jurisdictional subdivision thereof for the solicitation of offers to purchase the Bonds, the issue and sale of the Bonds or the consummation of the other transactions contemplated by this Agreement or the Indenture, including the registration under the Act of the Bonds, the qualification of the Indenture under the Trust Indenture Act and the authorizing order or orders of the Michigan Public Service Commission, have been obtained and are in full force and effect, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws or any jurisdiction in connection with the solicitation by the Underwriters of offers to purchase the Bonds from the Company and with purchases of the Bonds by the Underwriters as principal, as the case may be, in each case in the manner contemplated hereby;

                (iv) To the best of such counsel's knowledge, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments or documents required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto; the descriptions thereof or references thereto are correct, and no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to, filed or incorporated by reference;

                 (v) The Company and its subsidiaries have valid licenses, franchises, indeterminate permits, certificates, other permits, authorizations, approvals, consents, orders and other operating rights from the Federal Energy Regulatory Commission, the State of Michigan, or political subdivisions thereof, authorizing it to carry on its utility business in the municipalities and rural areas in which it conducts its utility business in Michigan with such exceptions as, in the opinion of such counsel, are not material and do not interfere with the conduct of its business, all such indeterminate permits, franchises, necessity certificates or other operating rights are in full force and effect, with such exceptions as are described in the Prospectus as amended or supplemented and other exceptions and any burdensome provisions as, in the opinion of such counsel, are not material and do not materially adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, and except as otherwise set forth in the Registration Statement and the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending or, to the best of such counsel's knowledge, threatened that would result in a material modification, suspension or revocation thereof;

                (vi) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to such counsel's knowledge, threatened, against or affecting the Company or any of its subsidiaries, which is required to be disclosed in the Registration Statement or the Prospectus (other than as disclosed therein), or which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or which might materially and adversely affect the properties or assets thereof or which might materially and adversely affect the consummation of any transaction contemplated by this Agreement; all pending legal or governmental proceedings to which the Company or any subsidiary of the Company is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement or the Prospectus, including ordinary routine litigation incidental to the business of the Company or any of its subsidiaries, are, considered in the aggregate, not material;

                 (vii) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable;

                 (viii) The Company has good title to all personal property owned by it, free and clear of all liens, encumbrances and defects except the liens of the Indenture and such liens, encumbrances and defects as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

                 (ix) The information in the Prospectus under "Capitalization at March 31, 1995", "Use of Proceeds", "Description of the Offered Bonds", "Capitalization at September 30, 1992", "The Company" and "Description of the New Bonds", to the extent that they constitute matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by such counsel and is correct in all material respects; such counsel has no reason to believe that, as of the effective date of the Registration Statement, either the Registration Statement or the Prospectus (or, as of its date, any amendment or supplement thereto made by the Company prior to the date of such opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of the date of such opinion, either the Registration Statement or the Prospectus (or any such amendment or supplement thereto) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                 (x) The Registration Statement is effective under the Act; no stop order suspending the effectiveness of the Registration Statement has been issued under the Act or, proceedings therefor instituted or, to the best of such counsel's knowledge, threatened by the Commission; the Registration Statement and the Prospectus and any further amendments and supplements thereto prior to the date of such opinion and the documents incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented (other than financial statements and related schedules and other financial or statistical data included or incorporated by reference therein, as to which such counsel need express no opinion), when they were filed with the Commission or amended, complied as to form in all material respects with the requirements of the Act and the Exchange Act, as applicable and the rules and regulations of the Commission thereunder; such counsel has no reason to believe that any such documents, when they became effective or were so filed, as the case may be, contained, in the case of the Registration Statement, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of other documents filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading;

             (xi) The documents incorporated by reference in the Prospectus at the time they were filed with the Commission or amended (other than the financial statements and related schedules and other financial or statistical data included or incorporated by reference therein, as to which such counsel need express no opinion), complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of the Registration Statement, an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein not misleading;

            (xii) Except as to property acquired subsequent to the date of execution of the Thirty-third Supplemental Indenture, the Company has good title to the property specifically or generally described in the Indenture as subject to the lien of the Indenture (except such property as may have been disposed of or released from the lien thereof in accordance with the terms thereof) subject only to the lien of the Indenture, to permitted liens, as defined in the Indenture, as to property acquired by the Company subsequent to the execution of the Original Indenture, to any liens existing thereon or purchase money liens placed thereon at the time of such acquisition as permitted by the Indenture, and to certain other reservations, rights of grantors under revocable permits, easements, licenses, zoning laws and ordinances and restrictions and minor defects or irregularities of title which do not, in the opinion of such counsel, materially impair the use of the property affected thereby in the operation of the business of the Company; the pipeline, distribution main and underground gas storage easements enjoyed by the Company are valid, subsisting and enforceable easements with such exceptions as are not material and do not interfere with the conduct of the business of the Company;

           (xiii) The Indenture has been duly and validly authorized, executed and delivered by the Company and constitutes a legally valid and direct enforceable first mortgage lien, except as the same may be limited by the laws of the State of Michigan (where the property covered thereby is located) affecting the remedies for the enforcement of the security provided for therein, which laws do not, in the opinion of such counsel, make inadequate the remedies necessary for the realization of the benefits of such security, or as the same may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights, upon substantially all of the Company's properties and franchises, now owned or hereafter acquired, free from all prior liens, charges or encumbrances other than the lien of the Indenture, permitted liens, as defined in the Indenture, as to property acquired by the Company subsequent to the execution of the Original Indenture, any liens existing thereon or purchase money liens placed thereon at the time of such acquisition as permitted by the Indenture, and certain other reservations, rights of grantors under revocable permits, easements, zoning laws and ordinances and restrictions and minor defects or irregularities of title which do not, in the opinion of such counsel, materially impair the use of the property affected thereby in the operation of the business of the Company; the Indenture has been duly qualified under the Trust Indenture Act;

            (xiv) All taxes and fees required to be paid by the laws of the State of Michigan and jurisdictional subdivisions thereof with respect to the execution of the Indenture and the issuance of the Bonds have been paid;

             (xv) The Bonds, in the form(s) certified by the Company as of the date hereof, have been duly authorized for issuance, offer and sale pursuant to this Agreement, and when issued, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture against payment of the consideration therefor, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting enforcement of creditors' rights generally or by general equity principles, and each holder of Bonds will be entitled to the benefits of the Indenture; and the Bonds will, and the Indenture does, conform to the descriptions thereof in the Prospectus as amended or supplemented;

            (xvi) This Agreement has been duly and validly authorized, executed and delivered by the Company;

           (xvii) The Company is a "subsidiary company" of a "holding company" as such terms are defined in the 1935 Act, and such "holding company" and the Company are presently exempt from the provisions of the 1935 Act (except Section 9(a)(2) thereof);

          (xviii)         None of the Company or any of its subsidiaries is an
         "investment company" or under the "control" of an "investment company" as such terms are defined under the 1940 Act; and

            (xix)         The Company is in compliance with all provisions of
         Section 1 of the Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba.

                 (c) The Underwriters shall have received from LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel for the Underwriters, an opinion, dated the Closing Date, with respect to the issuance and sale of the Purchased Bonds, the Indenture, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                 (d) In giving their opinions required by subsections (b) and (c), respectively, of this Section, Susan K. McNish, Esq. and LeBoeuf, Lamb, Greene & MacRae, L.L.P. shall each additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement (other than the financial statements and related schedules and other financial or statistical data included or incorporated by reference therein, as to which counsel need express no opinion), at the time it became effective or at the date of the Prospectus Supplement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than the financial statements and related schedules and other financial or statistical data included or incorporated by reference therein, as to which counsel need express no opinion), at the date of the Prospectus Supplement or at the Closing Date, as the case may be, included (or includes) an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In giving their opinion, LeBoeuf, Lamb, Greene & MacRae, L.L.P. may rely as to matters of Michigan law upon the opinion of Susan K. McNish, Esq. which opinion shall be in form and substance satisfactory to counsel for the Underwriters.

                 (e) At the Closing Date, there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, as amended and supplemented, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and you shall have received a certificate of the Chairman of the Board, the President or a Vice President of the Company and by the chief financial or accounting officer of the Company, dated the Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties contained in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to his or her knowledge, threatened by the Commission.

                 (f) At the time of execution of this Agreement, the Underwriters shall have received from Deloitte & Touche LLP a letter dated the date of such execution of this Agreement, in form and substance satisfactory to the Underwriters, to the effect set forth below and as to such other matters as the Underwriters may reasonably request, that:

                 (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                (ii) In their opinion, the consolidated financial statements and any supplementary financial information and schedules audited (and, if applicable, prospective financial statements and/or pro forma financial information examined) by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations thereunder; and if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Underwriters;

               (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

             (iv) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, including a reading of the unaudited consolidated financial statements and other information referred to below, a reading of the latest available unaudited interim consolidated financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the audited consolidated financial statements set forth in the Company's Annual Report on Form 10-K for the most recent year, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                          (A)     The unaudited consolidated financial
                 statements set forth in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as they apply to Form 10-Q and the published rules and regulations thereunder or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements set forth in the Company's Annual Report on Form 10-K for the most recent year ended incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented;

                          (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented;

                          (C)     any unaudited pro forma consolidated
                 condensed financial statements included or incorporated by reference in the Prospectus as amended or supplemented do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                          (D) as of a specified date not more than five days prior to the date of delivery of such letter, there have been any changes in the capital stock or long-term debt including capital lease obligations (except for sinking fund and installment requirements under their long-term debt agreements, terms of the preferred stock of the Company and purchases in the open market in anticipation thereof) or any increase in short-term debt, or any decrease in consolidated common shareholder's equity (other than periodic dividends declared to stockholders) of the Company and its consolidated subsidiaries, in each case as compared with the corresponding amounts shown in the latest consolidated statement of financial position incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented, except in all instances for changes, increases or decreases which the Prospectus as amended or supplemented, including financial information incorporated by reference, discloses have occurred or may occur or which are described in such letter;

                          (E) for the period from the date of the latest consolidated financial statements included or incorporated by reference in the Prospectus to the end of the latest period for which consolidated financial statements are available there were any decreases in consolidated operating revenues, operating income, net income or earnings available for common stock of the Company and its consolidated subsidiaries, or any increases in any items specified by the Underwriters, in each case as compared with the corresponding period in the preceding year and with any other period of corresponding length specified by the Underwriters, except in each case for increases or decreases which the Prospectus as amended or supplemented, including financial information incorporated by reference, discloses have occurred or may occur or which are described in such letter; and

                          (F)     The unaudited consolidated financial
                 statements referred to in Clause (E) are not stated on a basis substantially consistent with the audited consolidated financial statements incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented;

                 (v) In addition to the limited procedures, inspection of minute books, inquiries and other procedures referred to in clause
         (iii) and (iv) above, they have carried out certain other specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus as amended or supplemented and the Registration Statement, in the Company's Annual Report on Form 10-K for the latest year ended and in the Company's Quarterly Reports on Form 10-Q since the latest Annual Report on Form 10-K and which are specified by the Underwriters, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                 (g) At the Closing Date, the Underwriters shall have received from Deloitte & Touche LLP a letter, dated the Closing Date, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f) of this Section., except that the specified date referred to shall be a date not more than five days prior to the Closing Date.

                 (h) Other than as set forth or contemplated in the Registration Statement and the Prospectus as amended or supplemented (i) the Company or any of its subsidiaries shall not have sustained since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented any material loss or interference with its business; and (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus as amended or supplemented there shall not have been any change in the capital stock or long-term debt including capital lease obligations (other than changes resulting from sinking fund and installment provisions under any long-term debt agreement (scheduled payments on lease obligations) to which the Company or any of its subsidiaries is a party, terms of the preferred stock of the Company and purchases in the open market in anticipation thereof) or any change, or any development involving a prospective change, in or affecting the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries, the effect of which in any such case described in clause (i) or (ii) of this subsection (g) is in the judgment of the Underwriters so material and adverse as to make it impracticable or inadvisable to commence or continue the offering of the Bonds as contemplated by the Registration Statement or the Prospectus.

                 (i) Subsequent to the date of this Agreement (1) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized securities rating organization" as that term is defined by the Commission for purposes of Rule 436(g) of Regulation C, or (2) no review of the rating assigned to any debt securities of the Company with a view to possible downgrading or with negative implications for the Company shall have been announced.

                 (j) Prior to the Closing Date, the Company shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably request.

                 If any of the conditions specified in this Section 5 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions or certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and its counsel, this Agreement and all obligations of the Underwriters hereunder may be terminated at, or at any time prior to, the Closing Date by the Underwriters.

                 6. Conditions of Company's Obligation. The obligation of the Company to deliver the Purchased Bonds upon payment therefor shall be subject to the following conditions:

                 On the Closing Date, the order of the Michigan Public Service Commission referred to in Section 2(1) hereof shall be in full force and effect substantially in the form in which originally entered; the Indenture shall be qualified under the Trust Indenture Act as and to the extent required by such Act; and no stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for that purpose shall then be pending before, or threatened by, the Commission.

                 In case any of the conditions specified above in this Section 6 shall not have been fulfilled, this Agreement may be terminated by the Company by delivering written notice of termination to the Underwriters. Any such termination shall be without liability of any party to any other party except to the extent provided in Section 4(h) and Section 7 hereof.

                 7. Reimbursement of Underwriters' Expenses. If the sale of the Purchased Bonds provided for herein is not consummated because any condition to the obligations of the Underwriters or the Company set forth in
Section 5, Section 6 or Section 11 hereof, respectively, is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriters, the Company will bear and pay the expenses specified in Section 4(h) hereof and, in addition to its obligations pursuant to Sections 8 and 9 hereof, the Company will reimburse the Underwriters severally for all out-of-pocket expenses (including reasonable fees and disbursements of counsel for the Underwriters) that shall have been incurred by them in connection with the proposed purchase and sale of the Purchased Bonds, and promptly upon demand the Company will pay such amounts to the Underwriters.

                 8. Indemnification. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act as follows:

              (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or Prospectus
         (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; unless such untrue statement or omission or such alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by an Underwriter expressly for use in the Registration Statement (or any amendment thereto) or any Preliminary Prospectus or Prospectus (or any amendment or supplement thereto);

             (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

            (iii) against any and all expense whatsoever, as incurred (including, the fees and disbursements of counsel chosen by the Underwriters), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above.

                 (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Preliminary Prospectus or Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by an Underwriter expressly for use in the Registration Statement (or any amendment thereto) or such Preliminary Prospectus or Prospectus (or any amendment or supplement thereto).

                 (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

                 9. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 8 is for any reason held to be unavailable to or insufficient to hold harmless the indemnified parties although applicable in accordance with its terms, the Company and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and one or more of the Underwriters, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the initial public offering price appearing thereon and the Company is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act shall have the same rights to contribution as the Company.

                 10. Default by Underwriters. If one or more of the Underwriters shall fail on the Closing Date to purchase and pay for the Purchased Bonds agreed to be purchased by such Underwriter hereunder (the "Defaulted Bonds") and such failure to purchase shall constitute a default in the performance of its obligations under this Agreement, the remaining Underwriters shall have the right, within 48 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other persons, to purchase all, but not less than all, of the Defaulted Bonds in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Underwriters shall not have completed such arrangements within such 48-hour period, then:

                 (a) if the number of Defaulted Bonds does not exceed 10% of the aggregate principal amount of the Purchased Bonds, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters; or

                 (b) if the number of Defaulted Bonds exceeds 10% of the aggregate principal amount of the Purchased Bonds the remaining Underwriters shall have the right to purchase all, but shall not be under any obligations to purchase any, of the Defaulted Bonds and if such nondefaulting Underwriters does not purchase all the Defaulted Bonds, this Agreement will terminate without liability to any nondefaulting Underwriter.

                 In the event of a default by any Underwriter as set forth in this Section 10, the Underwriters or the Company shall have the right to postpone the Closing Date for such period not exceeding five business days in order that the required changes in the Registration Statement and the Prospectus Supplement or in any other documents or arrangements may be effected, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability to the Company and any nondefaulting Underwriters for damages occasioned by its default hereunder.

                 11. Termination of Agreement. (a) The Underwriters may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Date (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other national or international calamity or crisis the effect of which is such as to make it, in the judgment of the Underwriters, impracticable to market the Bonds or to enforce contracts for the sale of the Bonds, (iii) if trading in the Common Stock of MCN Corporation, a Michigan corporation which is the holding company for the Company, has been suspended by the Commission, or if trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal, New York or Michigan authorities, (iv) if the rating assigned by any nationally recognized securities rating agency to any debt securities of the Company shall have been lowered since the date of this Agreement or if any such rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any debt securities of the Company, or (v) if there shall have come to an Underwriter's attention any facts that would cause the Underwriters to believe that the Prospectus, at the time it was required to be delivered to a purchaser of Bonds, included an untrue statement or a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading.

                 (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4(h).

                 12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in
Section 8 hereof, and shall survive delivery of and payment for the Purchased Bonds. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

                 13. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to it at the address specified in Schedule I hereto, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it, at 500 Griswold Street, Detroit, Michigan 48226, attention of the Secretary with a copy to the Treasurer.

                 14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the officers and directors and controlling persons referred to in
Section 8 hereof, and no other person will have any right or obligation hereunder. The term "successors and assigns" as used in this Agreement shall not include any purchaser, as such purchaser, of any of the Purchased Bonds from the Underwriters.

                 15.      Representation When No Representatives.   In the
event that no Underwriters are named in Schedule II hereto, the term "Underwriters" shall be deemed for all purposes of this Agreement to be the Underwriter or Underwriters named as such in Schedule I hereto, the principal amount of the Purchased Bonds to be purchased by any such Underwriter shall be that set opposite its name in Schedule I hereto and all references to the "Representatives" shall be deemed to be the Underwriter or Underwriters named in such Schedule I.

                 16. Counterparts. This Agreement may be executed in counterparts all of which, taken together, shall constitute a single agreement among the parties to such counterparts.

                 17. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

                 If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall represent a binding agreement between the Company and the several Underwriters.


                                         Very truly yours,

                                         MICHIGAN CONSOLIDATED GAS COMPANY


                                         By:  /s/ Stephen E. Ewing
                                              ----------------------
                                              Name: Stephen E. Ewing
                                              Title: President and
                                                     Chief Executive Officer


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

EDWARD D. JONES & CO.



By:  /s/ James A. Krekeler
     -----------------------
     Name: James A. Krekeler
     Title: Principal


FIRST OF MICHIGAN CORPORATION



By:  /s/ J. Michael Davis
     ----------------------
     Name: J. Michael Davis
     Title: First Vice President


RONEY & CO.



By:  /s/ John C. Donnelly
     ----------------------
     Name: John C. Donnelly
     Title: Director of Corporate Finance

                                   SCHEDULE I

UNDERWRITERS:    Edward D. Jones & Co.
                 First of Michigan Corporation
                 Roney & Co.


PURCHASE PRICE AND DESCRIPTION OF BONDS:

         TITLE: 7.50% Secured Term Notes, Series A, due May 1, 2020

         PRINCIPAL AMOUNT:  $10,000,000

         PURCHASE PRICE:  96.50%

         INTEREST RATE:  7.50%

INTEREST PAYMENT DATES:  Each May 1 and each November 1,
                         commencing November 1, 1995

         INITIAL PUBLIC OFFERING PRICE:  100.00%

         MATURITY:  May 1, 2020

         SINKING FUND PROVISIONS:  None


         REDEMPTION PROVISIONS:  As set forth in the Prospectus
                                 Supplement dated May 18, 1995.




         TITLE: 7.50% Secured Term Notes, Series B, due May 1, 2020

         PRINCIPAL AMOUNT:  $20,000,000

         PURCHASE PRICE:  96.50%

         INTEREST RATE:  7.50%

         INTEREST PAYMENT DATES:   Each May 1, and each November 1,
                                   commencing November 1, 1995

         INITIAL PUBLIC OFFERING PRICE:  100.00%

         MATURITY:  May 1, 2020

         SINKING FUND PROVISIONS:  None


         REDEMPTION PROVISIONS:  As set forth in the Prospectus
                                 Supplement dated May 18, 1995.

OTHER PROVISIONS:

         TIME AND DATE OF DELIVERY AND PAYMENT:

                 TIME:   10:00 a.m. (New York Time)

                 DATE:  May 25, 1995

         PLACE OF DELIVERY AND PAYMENT:

                 DELIVERY -  Edward D. Jones & Co.
                             c/o The Depository Trust Company
                                 55 Water Street
                                 New York, New York  10041

                 PAYMENT  -  Wire Transfer

                 FUNDS    -  Same day funds



OFFICE FOR EXAMINATION OF BONDS:

                                    Edward D. Jones & Co.
                                    12555 Manchester Road
                                    St. Louis, Missouri 63131-3729


ADDRESS FOR NOTICES TO UNDERWRITERS PURSUANT TO SECTION 13 OF UNDERWRITING
AGREEMENT:

                                    Edward D. Jones & Co.
                                    12555 Manchester Road
                                    St. Louis, Missouri 63131-3729

                                    First of Michigan Corporation
                                    100 Renaissance Center, 26th Floor
                                    Detroit, Michigan  48243

                                    Roney & Co.
                                    One Griswold Street
                                    Detroit, Michigan  48226

                                  SCHEDULE II



                                           PRINCIPAL            PRINCIPAL
                                           AMOUNT OF            AMOUNT OF
                                           SERIES A             SERIES B
          NAME OF UNDERWRITER                BONDS                BONDS
          -------------------              ---------            ---------
Edward D. Jones & Co..................     $ 7,020,000          $13,980,000

First of Michigan Corporation.........       1,650,000            3,350,000

Roney & Co............................       1,330,000            2,670,000
                                           -----------          -----------

                 Total................     $10,000,000          $20,000,000
                                           ===========          ===========